UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

In May 2024, the Board of Directors (the “Board”) of FingerMotion, Inc. (the “Company”), approved an unregistered, non-brokered private placement offering (the “Offering”) of up to 800,000 shares of common stock (the “Shares”) at a price of $2.50 per Share (the “Subscription Price”), for aggregate gross proceeds of up to $2,000,000. To date, the Company has received executed subscriptions (the “Subscriptions”) from certain offshore subscribers for 310,000 Shares at an aggregate subscription price of $775,000, in reliance on Rule 903 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

Since early June 2024, the trading price of the Company’s common stock on the Nasdaq Capital Market has been decreasing and is currently less than the Subscription Price. Accordingly, on August 5, 2024, the Board authorized a reduction of the Subscription Price from $2.50 to $1.50 per Share, such that the Offering will now be up to 1,333,333 Shares (including the 310,000 Shares that are the subject of the Subscriptions, which are also being adjusted to reflect the new Subscription Price) for total gross proceeds of up to $2,000,000.

The Shares have not been and will not be registered under the U.S. Securities Act and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. person or any person in the United States, absent an exemption from the registration requirements of the U.S. Securities Act. Nothing in this current report on Form 8-K constitutes an offer to buy, or a solicitation of an offer to sell, securities in the United States or any other jurisdiction in which such offer or solicitation would be unlawful. “United States” and “U.S. person” have the respective meanings ascribed to them in Regulation S. This current report on Form 8-K is being filed pursuant to and in accordance with Rule 135c under the U.S. Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: August 9, 2024	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director

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